UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 10, 2006
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GIBRALTAR INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware                        0-22462                16-1445150
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(State or other jurisdiction          (Commission             (IRS Employer
            of incorporation)                    File Number)          Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                         14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement com

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01 Regulation FD Disclosure

On July 26, 2006 the registrant announced its financial results for the quarter ended June 30, 2006, and certain other information. A copy of the registrant’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

Exhibit 99.1 is incorporated by reference under this Item 7.01.

The registrant hosted its second quarter 2006 earnings conference call on July 27, 2006, during which the registrant presented information regarding its earnings for the quarter ended June 30, 2006, together with certain other information. Pursuant to Regulation FD and the requirements of Item 7.01 of Form 8-K, the registrant hereby furnishes a script of the first quarter 2006 earnings conference call as Exhibit 99.2 to this report.

Exhibit 99.2 is incorporated by reference under this Item 7.01.

ITEM 9.01 Financial Statements and Exhibits

a.

Financial Statements of Businesses Acquired

- Not Applicable

b.

Pro Forma Financial Information

- Not Applicable

c.

Shell Company Transactions

- Not Applicable

d.

Exhibits

Exhibit 99.1

Press Release dated July 26, 2006

Exhibit 99.2

Script of First Quarter Earnings Conference Call hosted July 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 28, 2006

GIBRALTAR INDUSTRIES, INC.

/S/ David W. Kay
Name:  David W. Kay
Title:    Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit

No.

Description

Exhibit 99.1

Press Release dated July 26, 2006

Exhibit 99.2

Script of First Quarter Earnings Conference Call hosted July 27, 2006.